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                                                December 1, 1996 Supplement to
                                                Prospectuses Dated May 1, 1996



Travelers Series Trust


Fund Administration


The Series Trust, on behalf of the Utilities Portfolio, Social Awareness Stock Portfolio,U.S. Government Securities Portfolio and the Zero Coupon Bond
Fund Portfolios ("Portfolios") has entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the Prtfolios at an annualized rate of 0.06% of the daily net assets of the Portfolios. The Travelers Insurance Company, at its expense, may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.


                                                                         12/96
L-11788A